                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 18, 2003
                                                           -------------


                             R. G. BARRY CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


               Ohio                                 1-8769                          31-4362899
        ------------------                 -----------------------              -------------------
         (State or other                       (Commission File                   (IRS Employer
         jurisdiction of                           Number)                       Identification No.)
         incorporation)

               13405 Yarmouth Road N.W., Pickerington, Ohio 43147
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (614) 864-6400
               ---------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                       ----------------------------------
                         (Former name or former address,
                          if changed since last report)

EXPLANATORY NOTE

                  On July 2, 2003, R.G. Barry Corporation filed a Form 8-K for an event on June 18, 2003 discussing the closing of the sale of substantially all of the assets of Vesture Corporation, its wholly-owned subsidiary. This Form 8-K/A is being filed to supplement the discussion in the Form 8-K regarding the patent litigation to which Vesture Corporation is a party.

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

         (a) Pursuant to the terms of an Asset Purchase Agreement (the "Agreement") dated May 14, 2003, between Vesture Corporation ("Vesture"), R.G. Barry Corporation ("R.G. Barry") and Vesture Acquisition Corp. (the "Buyer"), on June 18, 2003, Vesture, a wholly-owned subsidiary of R.G. Barry, consummated the sale of substantially all of its assets to the Buyer, a corporation formed by investors headed by Byron Owens, a co-founder and former Chairman of Vesture (the "Transaction"). The Transaction was deemed effective as of March 29, 2003.

                  Vesture assets sold to the Buyer in the Transaction include furnishings, trade fixtures, equipment, inventories, raw materials, finished products, books and records (including supplier and customer lists), Vesture's rights under certain contracts and agreements, patents and trademarks used by Vesture, and trade accounts receivable of Vesture arising after March 29, 2003. Vesture retained its trade accounts receivable as of March 29, 2003. The Buyer will use commercially reasonable efforts to assist Vesture in collecting the retained accounts receivable and, subject to certain requirements and restrictions, Vesture has the right to require the Buyer to repurchase accounts receivable retained by Vesture that remain unpaid 90 days after the closing. As part of the Transaction, R.G. Barry sold to the Buyer certain patents owned by R.G. Barry and used by Vesture in its business.

                  As additional consideration for the assets sold in the Transaction, the Buyer assumed various liabilities and obligations of Vesture. These included Vesture's liabilities under specified contracts and agreements, obligations under outstanding purchase orders for materials and supplies, customer orders, current liabilities of Vesture, state and federal income tax obligations, payroll and employee-related expenses and liabilities, accrued and unpaid sales commissions, liabilities and obligations for warranty claims for product replacement or repair, and certain other obligations and liabilities of Vesture.

                  The consideration for the Transaction was based upon a formula negotiated and agreed upon by the parties. At the closing, the Buyer assumed the liabilities and obligations discussed above and paid to Vesture a cash payment of $76,000, less certain prorated tax liabilities in the amount of $2,460. After the closing, the purchase price will be adjusted to take into account the results of operations of Vesture from March 29, 2003, through June 18, 2003 (the "Interim Period"). If Vesture has operating losses during the Interim Period, the Buyer will pay to Vesture an amount equal to such losses, and if Vesture has an operating profit during the Interim Period, Vesture will pay to the Buyer the amount of such profit (either, a "Post Closing Payment"). It is estimated that Vesture will have an operating loss during the Interim Period resulting in a Post Closing Payment owing by the Buyer to Vesture. Vesture has until July 3,

2003, to provide the Buyer with the Interim Period results, and the Buyer then has fifteen days to review, and if it deems necessary to contest, the Interim Period results provided by Vesture. If the Buyer does not contest the results, the Post Closing Payment will be due on or about July 28, 2003. As partial payment for any amount owing from the Buyer to Vesture for the Interim Period, the Buyer may deliver to Vesture a promissory note. The promissory note may be in an amount not to exceed $290,000, will be due and payable in full on December 1, 2004, and will accrue interest at a rate of nine percent per annum.

                  As additional consideration for the assets transferred in the Transaction, through the year 2006 the Buyer will pay to Vesture annual payments based on a percentage of the Buyer's annual sales in excess of specific thresholds.

                  Vesture is currently a party to litigation pending in United States District Court for the Middle District of North Carolina (Civil Action No. 1:01CV01006) alleging that the MICROCORE(R) pizza delivery system, produced by Vesture under certain patents assigned to the Buyer in the Transaction, infringes upon patents held by Thermal Solutions, Inc. ("Thermal Solutions") and licensed to CookTek, Inc. ("CookTek"). Although the patents at issue have been assigned to the Buyer, Vesture produced products using the MICROCORE(R) technology prior to the transfer of the patents to the Buyer and remains a party to the litigation. As set forth in the Agreement, as part of the Transaction the Buyer has agreed, under certain conditions, to reimburse Vesture for litigation expenses (including attorney's fees and costs and amounts paid by Vesture in judgment or settlement, if any) in an amount up to approximately $300,000. The amounts to be reimbursed by the Buyer to Vesture may be reduced by the amount of any litigation expenses incurred by the Buyer in connection with the litigation. Pursuant to the Agreement, the amount of litigation expenses for which the Buyer must reimburse Vesture may be adjusted due to various occurrences in the course of, or outcomes of, the litigation.

                  The terms of and consideration for the Transaction were the result of arm's length negotiations between the Buyer and Vesture and R.G. Barry. The foregoing summary of the Transaction and the Agreement is not intended to be complete, and is qualified in its entirety by reference to the Agreement, a copy of which has been attached as an exhibit to this Form 8-K.

         (b)      Not applicable.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Not applicable.

         (b)      Pro Forma Financial Information

                  The following pro forma financial statements are being filed herewith:

                           - Unaudited Pro-Forma Consolidated Condensed Statements of Operations for the year ended December 28, 2002


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

                           - Unaudited Pro-Forma Consolidated Condensed Statements of Operations for the three months ended March 29, 2003

                           - Unaudited Pro-Forma Consolidated Condensed Balance Sheets for the three months ended March 29, 2003

                  The following unaudited pro forma financial statements give effect to the Transaction as if the Transaction had occurred at the beginning of the period presented, and represent, in the opinion of management, all adjustments necessary to present R.G. Barry's pro forma results of operations and financial position in accordance with Article 11 of Regulation S-X and are based upon available information and assumptions considered reasonable under the circumstances. The pro forma condensed consolidated financial statements should be read in conjunction with the unaudited consolidated financial statements and notes thereto in R.G. Barry's Quarterly Report on Form 10-Q for the quarter ended March 29, 2003, and the audited consolidated financial statements and notes thereto in R.G. Barry's Annual Report on Form 10-K for the fiscal year ended December 28, 2002.

                  The following pro forma information is presented for informational purposes only and may not necessarily be indicative of what R.G. Barry's results of operations or financial position would have been had the transaction been in effect for the periods presented, nor is such information necessarily indicative of R.G. Barry's results of operations or financial position for any future date.

                    R. G. BARRY CORPORATION AND SUBSIDIARIES
                 CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 28, 2002
          Unaudited pro forma pursuant to Article 11 of Regulation S-X to give effect to the Transaction

              (in thousands of dollars, except for per share data)


                                                                      Pro-Forma
                                                  As Reported        Adjustments         Pro-Forma

Net sales                                          $ 122,570           $  4,011           $118,559
Cost of sales                                         82,797              4,746             78,051
                                                   ---------           --------           --------
   Gross profit                                       39,773               (735)            40,508
     Gross profit margin                                32.4%             (18.3%)             34.2%
Restructuring and asset impairment charges             3,359              1,700              1,659
Selling, general and administrative expense           53,629              3,269             50,360
                                                   ---------           --------           --------
   Operating loss                                    (17,215)            (5,704)           (11,511)
Other income                                             800                                   800
Interest expense, net                                 (1,489)                               (1,489)
                                                   ---------                              --------
   Loss before income tax benefit                    (17,904)            (5,704)           (12,200)
Income tax benefit                                     6,049              2,005              4,044
Minority interest, net of tax                            (25)                                  (25)
                                                   ---------                              --------
   Net loss                                        ($ 11,880)          ($ 3,699)          ($ 8,181)
                                                   =========           ========           ========

Loss per common share - basic                      ($   1.23)                             ($  0.85)
                                                   =========                              ========
Loss per common share - diluted                    ($   1.23)                             ($  0.85)
                                                   =========                              ========

Average number of shares outstanding
     Basic                                             9,641                                 9,641
                                                   =========                              ========
     Diluted                                           9,641                                 9,641
                                                   =========                              ========






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


                    R. G. BARRY CORPORATION AND SUBSIDIARIES
                 CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 29, 2003
          Unaudited pro forma pursuant to Article 11 of Regulation S-X to give effect to the Transaction

              (in thousands of dollars, except for per share data)


                                                                     Pro-Forma
                                                 As Reported        Adjustments       Pro-Forma

Net sales                                          $ 21,259          $    881          $ 20,378
Cost of sales                                        14,214               921            13,293
                                                   --------          --------          --------
   Gross profit                                       7,045               (40)            7,085
     Gross profit margin                               33.1%             (4.5%)            34.8%
Restructuring and asset impairment charges              200                                 200
Selling, general and administrative expense          12,851             1,294            11,557
                                                   --------          --------          --------
   Operating loss                                    (6,006)           (1,334)           (4,672)
Other income                                             53                                  53
Interest expense, net                                  (221)                               (221)
                                                   --------                            --------
   Loss before income tax benefit                    (6,174)           (1,334)           (4,840)
Income tax benefit                                    2,330               463             1,867
Minority interest, net of tax                           (27)                                (27)
                                                   --------                            --------
   Net loss                                        ($ 3,871)         ($   871)         ($ 3,000)
                                                   ========          ========          ========

Loss per common share - basic                      ($  0.39)                           ($  0.31)
                                                   ========                            ========
Loss per common share - diluted                    ($  0.39)                           ($  0.31)
                                                   ========                            ========

Average number of shares outstanding
     Basic                                            9,811                               9,811
                                                   ========                            ========
     Diluted                                          9,811                               9,811
                                                   ========                            ========

                    R. G. BARRY CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED CONDENSED BALANCE SHEETS
                    FOR THE THREE MONTHS ENDED MARCH 29, 2003
          Unaudited pro forma pursuant to Article 11 of Regulation S-X to give effect to the Transaction

                            (in thousands of dollars)

                                                                  Pro-Forma
                                                 As Reported     Adjustments       Pro-Forma

ASSETS

Cash and equivalents                               $  3,731                         $  3,731
Accounts receivable, net                             13,880            (276)          14,156
Inventories                                          33,933             534           33,399
Deferred and recoverable income taxes                10,500                           10,500
Prepaid and other current assets                      1,958              59            1,899
                                                   --------           -----         --------
   Total current assets                              64,002             317           63,685

Net property, plant and equipment                    10,053              41           10,012

Goodwill, net                                         2,506                            2,506
Other assets                                         14,246             147           14,099
                                                   --------           -----         --------
   Total assets                                    $ 90,807             505         $ 90,302
                                                   ========           =====         ========

LIABILITIES & SHAREHOLDERS' EQUITY
Short-term notes payable                           $ 12,000                         $ 12,000
Other current liabilities                            15,144             505           14,639
Long-term debt                                        5,737                            5,737
Other                                                14,413                           14,413
Shareholders' equity, net                            43,513                           43,513
                                                   --------                         --------
   Total liabilities & shareholders' equity        $ 90,807             505         $ 90,302
                                                   ========           =====         ========


         (c)      Exhibits.



                     Exhibit No.                     Description
                     -----------                     -----------

                          2          Asset Purchase Agreement dated May 14,
                                     2003, by and among Vesture Corporation,
                                     R.G. Barry Corporation and Vesture
                                     Acquisition Corp. (certain schedules and exhibits are omitted from this Agreement and R.G. Barry agrees to furnish a copy of any such schedule or exhibit to the Securities and Exchange Commission upon its request) (incorporated by reference to
                                     Exhibit 2 to R.G. Barry's Form 8-K filed with the Securities and Exchange Commission on July 2, 2003)



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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            R.G. BARRY CORPORATION



Date: July 3, 2003          By: /s/ Gordon Zacks
                               ------------------------------------------------
                                Gordon Zacks
                                Chairman, President and Chief Executive Officer

                                INDEX TO EXHIBITS

                           Current Report on Form 8-K
                               Dated June 18, 2003

                             R. G. Barry Corporation



        Exhibit No.           Description
        -----------           -----------

             2 Asset Purchase Agreement dated May 14, 2003, by and among Vesture Corporation, R.G. Barry
                              Corporation and Vesture Acquisition Corp. (certain schedules and exhibits are omitted from this Agreement and R.G. Barry agrees to furnish a copy of any such schedule or exhibit to the Securities and Exchange Commission upon its request)
                              (incorporated by reference to Exhibit 2 to R.G.
                              Barry's Form 8-K filed with the Securities and Exchange Commission on July 2, 2003)


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